Interests in subsidiaries	12 Months Ended
Dec. 31, 2025
Disclosure of subsidiaries [abstract]
Interests in subsidiaries	32 Interests in subsidiaries
Subsidiaries with material non-controlling interests:
Non-controlling interests principally arise from the Group’s listed investments in Bangladesh, the Caribbean, Malaysia, Sri Lanka, Kenya and Vietnam. As a
result of the acquisition of Reynolds in 2017, the non-controlling interests are not material to the Group individually, or in aggregate. In 2025 and 2024, non-
controlling interests represented less than 5% of the Group’s profit for the year*. In 2025, 2024 and 2023, non-controlling interests represented less than 1%
of the Group’s equity for the year.
Note:
*Due to the loss for the year in 2023, the 2023 calculation was not meaningful.
Subsidiaries subject to restrictions:
In prior years, as a result of the Group’s Canadian subsidiaries, Imperial Tobacco Canada and Imperial Tobacco Company Limited (together, ITCAN), entering CCAA protection, the assets of ITCAN were subject to restrictions. Under the terms of CCAA, the court appointed FTI Consulting Canada Inc. to act as a monitor. This monitor had no operational role and was not involved in the management of the business. As ITCAN continued to meet the requirements of IFRS 10 Consolidated Financial Statements, the Group continued to consolidate the results of ITCAN. While the Group continued to control the operations of its Canadian subsidiary, there were restrictions over the ability to access or use certain assets including the ability to remit dividends.
As a result of the Approved Plans in Canada being implemented (refer to note 24), ITCAN is no longer under CCAA protection. However, certain obligations and restrictions still apply to ITCAN as part of the Approved Plans, including a requirement that repatriation of funds to shareholders is permitted only after the annual payment is made to the Global Settlement Trust Account, provided there are no disputed amounts.
The table below summarises the assets and liabilities of ITCAN:

Summarised financial information	2025 £m	2024 £m
Non-current assets	3,033	3,946
Current assets	818	2,904
Non-current liabilities	(2,853)	(3,814)
Current liabilities	(296)	(2,811)
	702	225
Included in non-current assets for 2025 is goodwill of £2.0 billion (2024: £2.2 billion) subject to impairment reviews (note 12) and deferred tax assets of £1.0 billion (2024: £1.7 billion). Included in non-current liabilities is the Approved Plans provision of £2,794 million (2024: £3,747 million) which is explained in note 24. Included in current liabilities are trade and other payables of £277 million (2024: £341 million), which include an amount of £85 million related to the
Approved Plans in Canada (see note 25) as well as amounts payable in respect of duties and excise and accrued charges. In 2024, the Approved Plans upfront payment provision of £2,456 million was also included in current liabilities. This was paid in the second half of 2025. A breakdown of current assets has been provided below.

	2025 £m	2024 £m
Cash and cash equivalents*	340	2,249
Inventory	40	120
Investments held at fair value	—	437
Income tax receivable	412	17
Other	26	81
	818	2,904
Note:
*Cash and cash equivalents above include £268 million (2024: £2,072 million) of restricted cash and cash equivalents (refer to note 21). The Group defines restricted cash and cash equivalents as where there are significant restrictions on its ability to access or use the assets and settle the liabilities of the Group, but excludes cash and cash equivalents where there are also outstanding local currency borrowings or where there is an outstanding excise liability. In addition, dividends payable would also be excluded from restricted cash and cash equivalents if the dividend has been approved by the necessary regulatory channels.